UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2015

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(Exact name of registrant as specified in charter)

Colorado	0-14749	84-0910696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive

Durango, Colorado 81303

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On March 1, 2015, Rocky Mountain Chocolate Factory, Inc., a Colorado corporation (“RMCF Colorado”), completed its previously announced holding company reorganization pursuant to the Agreement and Plan of Merger, dated November 10, 2014 (the “Reorganization Agreement”), among RMCF Colorado, Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (“RMCF Delaware”), and RKB Merger Corp., a Colorado corporation (“MergerCo”). The Reorganization Agreement provided for the merger of RMCF Colorado with MergerCo (the “Merger”), with RMCF Colorado surviving the Merger as a wholly-owned subsidiary of RMCF Delaware, and the automatic conversion of each share of common stock, par value $0.03 per share, of RMCF Colorado (“Oldco Common Stock”) (including the associated preferred stock purchase right) issued and outstanding immediately prior to the effective time of the Merger, into one duly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of RMCF Delaware (“Newco Common Stock”) (including the associated preferred stock purchase right) (collectively with the other transactions contemplated by the Reorganization Agreement, the “Reorganization”). In addition, each outstanding option to purchase or other right to acquire shares of Oldco Common Stock automatically converted into an option to purchase or right to acquire, upon the same terms and conditions, an identical number of shares of Newco Common Stock. As a result of the Reorganization, RMCF Delaware replaced RMCF Colorado as the publicly held company. The Reorganization was approved by the shareholders of RMCF Colorado at its Annual Meeting of Shareholders held on February 19, 2015.

The foregoing description of the Reorganization is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Reorganization, on February 24, 2015, RMCF Colorado notified the NASDAQ Stock Market (“NASDAQ”) that each issued and outstanding share of Oldco Common Stock (including the associated preferred stock purchase right) would be converted into one share of Newco Common Stock (including the associated preferred stock purchase right), and RMCF Colorado requested that NASDAQ suspend trading of the Oldco Common Stock, and commence trading of the Newco Common Stock, as of the open of business on Monday, March 2, 2015. As of the open of business on March 2, 2015, NASDAQ suspended trading of the Oldco Common Stock and shares of Newco Common Stock commenced trading on the NASDAQ Global Market under the symbol “RMCF”, which was the symbol used by RMCF Colorado prior to the Reorganization. Each outstanding certificate that, immediately prior to the Reorganization, evidenced Oldco Common Stock will be deemed and treated for all corporate purposes to evidence the ownership of the same number of shares of Newco Common Stock until such certificate is thereafter surrendered for transfer or exchange in the ordinary course.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the Reorganization, shareholders of RMCF Colorado became stockholders of RMCF Delaware, and the rights of such stockholders are now defined by the Delaware General Corporation Law, the Amended and Restated Certificate of Incorporation of RMCF Delaware (the “Certificate of Incorporation”) and the Amended and Restated Bylaws of RMCF Delaware (the “Bylaws”). The Certificate of Incorporation and Bylaws are attached hereto as Exhibits 3.1 and 3.3, respectively, and are incorporated herein by reference. Information about the difference in stockholder rights as a result of the Reorganization was previously disclosed in the Registration Statement on Form S-4 of RMCF Delaware (File No. 333-200063) declared effective by the SEC on January 8, 2015, as amended and supplemented by the prospectus supplements filed on January 8, 2015 and February 17, 2015.

Also attached hereto as Exhibit 3.2 is the Certificate of Designations of Series A Junior Participating Preferred Stock, Par Value $0.001 Per Share, of RMCF Delaware, and incorporated herein by reference. The Series A Junior Participating Preferred Stock relates to the Rights Agreement, dated March 1, 2015, between RMCF Delaware and Computershare Trust Company, N.A., as rights agent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Reorganization Agreement, the directors and executive officers of RMCF Delaware are the same individuals who were directors and executive officers of RMCF Colorado immediately prior to the Reorganization.

RMCF Delaware will adopt all of RMCF Colorado’s effective registration statements under the Securities Act of 1933, as amended, and, pursuant to the Reorganization Agreement, has assumed the Rocky Mountain Chocolate Factory, Inc. 2007 Equity Incentive Plan (As Amended and Restated).

Item 8.01.	Other Events.

As of March 1, 2015, the Newco Common Stock is deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), RMCF Delaware is the successor issuer to RMCF Colorado. As a result, effective as of March 1, 2015, future filings with the SEC will be filed by RMCF Delaware under CIK No. 0001616262.

On March 2, 2015, RMCF Colorado issued a press release relating to the consummation of the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated November 10, 2014, among Rocky Mountain Chocolate Factory, Inc., a Colorado corporation, Rocky Mountain Chocolate Factory, Inc., a Delaware corporation, and RKB Merger Corp. (Incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-200063) filed with the SEC on November 10, 2014).

3.1	Amended and Restated Certificate of Incorporation of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation.

3.2	Certificate of Designations of Series A Junior Participating Preferred Stock, Par Value $0.001 Per Share, of Rocky Mountain Chocolate Factory, Inc.

3.3	Amended and Restated Bylaws of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation.

99.1	Press Release, dated March 2, 2015.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: March 2, 2015	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Operating Officer,
Chief Financial Officer, Treasurer and Director

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated November 10, 2014, among Rocky Mountain Chocolate Factory, Inc., a Colorado corporation, Rocky Mountain Chocolate Factory, Inc., a Delaware corporation, and RKB Merger Corp. (Incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-200063) filed with the SEC on November 10, 2014).

3.1	Amended and Restated Certificate of Incorporation of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation.

3.2	Certificate of Designations of Series A Junior Participating Preferred Stock, Par Value $0.001 Per Share, of Rocky Mountain Chocolate Factory, Inc.

3.3	Amended and Restated Bylaws of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation.

99.1	Press Release, dated March 2, 2015.